UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 4, 2005
(Date of earliest event reported)

PEAK INTERNATIONAL LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	0-29332	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

38507 Cherry Street, Unit G, Newark, California		94560
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 449-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02. Results of Operations and Financial Condition

           On August 4, 2005, Peak International Limited (the “Company”) issued a press release announcing its financial results for its first fiscal quarter ended June 30, 2005. A copy of the earnings release is furnished herewith as Exhibit 99.1.

           The information in this Current Report, including the press release, is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

          (c)     Exhibits

                    99.1     Press release dated August 4, 2005

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEAK INTERNATIONAL LIMITED

Dated: August 4, 2005	By	/s/ JACK MENACHE

	Name:	Jack Menache
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release issued by Peak International Limited dated August 4, 2005